UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2015

WASHINGTON PRIME GROUP, L.P.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	333-205859 (Commission File Number)	46-4674640 (IRS Employer Identification No.)

180 East Broad Street, Columbus, Ohio 43215

(Address of principal executive offices, including zip code)

(614) 621-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On October 21, 2015, Washington Prime Group, L.P. (the “Company”) completed its previously announced offer to exchange (the “Exchange Offer”) up to $250,000,000 aggregate principal amount of its outstanding 3.850% Senior Notes due 2020 (the “Outstanding Notes”) for a like principal amount of its 3.850% Senior Notes due 2020 that have been registered under the Securities Act of 1933, as amended (the “Exchange Notes”).

The Exchange Offer expired at 5:00 p.m., New York City time, on October 19, 2015. On October 21, 2015, $250,000,000 of Exchange Notes were issued in exchange for $250,000,000 aggregate principal amount of Outstanding Notes that were tendered in the Exchange Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON PRIME GROUP, L.P.
(Registrant)

By: WP Glimcher Inc., its sole General Partner

Date: October 21, 2015	By:	/s/ Robert P. Demchak
Robert P. Demchak Executive Vice President, Assistant General Counsel and Assistant Secretary